SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2001

HEMAGEN DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-11700 (Commission File Number)	04-2869857 (IRS Employer Identification No.)

9033 Red Branch Road, Columbia, Maryland (Address of principal executive offices)	21045 Zip Code

Registrant's telephone number, including area code	(443) 367-5500

(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On September 21, 2001, the Registrant issued the press release attached as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)         Exhibit 99. Press Release issued September 21, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2001	HEMAGEN DIAGNOSTICS, INC. By: /s/Deborah F. Ricci Deborah F. Ricci Chief Financial Officer